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                                                                    Exhibit 99.4

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-84196, 333-28933, 333-63147, 333-04685, 333-86581, 333-40356, 333-81925, and
333-86196 of Itron, Inc., of our report dated April 26, 2002 on the financial statements of Linesoft, Inc., appearing in this Current Report on Form 8-K/A of Itron, Inc.


DELOITTE & TOUCHE LLP
Seattle, Washington
April 26, 2002